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                             VLSI TECHNOLOGY, INC.
                                  $150,000,000
                     % CONVERTIBLE SUBORDINATED NOTES DUE 2005
                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                          , 1995

SALOMON BROTHERS INC
MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED
MONTGOMERY SECURITIES
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
C/O SALOMON BROTHERS INC
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

    VLSI Technology, Inc., a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"),
$150,000,000 principal amount of its % Convertible Subordinated Notes Due 2005 (the "Convertible Notes"), to be issued under an indenture (the
"Indenture")  to be dated as of           , 1995, between the Company and Harris
Trust and Savings Bank, as trustee (the "Trustee"). The Securities (as herein defined) are convertible into shares of Common Stock, $.01 par value, of the Company ("Common Stock"). The Company also proposes to grant to the Underwriters an option to purchase up to an additional $22,500,000 aggregate principal amount of Convertible Notes (the "Option Notes," and together with the Convertible Notes, the "Securities"). Terms not otherwise defined herein have the same meanings as set forth in the Indenture.

    1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

        (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 33-62161) on such Form, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment to such registration statement, including the form of final prospectus, (ii) a final prospectus in accordance with Rules 430A and 424(b)(1) or (4), or
    (iii) a final prospectus in accordance with Rules 415 and 424(b)(2) or (5). In the case of clause (ii), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time,
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    shall contain only  such specific additional  information and other  changes
    (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. Upon the effectiveness of the Registration Statement, the Indenture will be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules thereunder.

        (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations or warranties as to (i) that part of the Registration Statement that shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

        (c) The terms that follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (a) above, any prospectus filed with the Commission pursuant to Rule 424(a) promulgated under the Act, and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date; PROVIDED that if a prospectus that meets the requirements of Section 10(a) of the Act is delivered pursuant to Rule 434(b) under the Act, then (i) the term "Prospectus" as used in this Agreement means the prospectus subject to completion (as defined in Rule 434(g) under the Act) as supplemented by the information contained in the term sheet described in Rule 434(b)(3) under the Act, and
    (ii) the date of such Prospectus shall be deemed to be the date of such term sheet. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Exchange Act on or before the Effective Date of the Registration Statement, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. The term "Registration Statement" shall also include any registration statement relating to the Securities that is filed and declared effective pursuant to Rule 462(b) under the Act. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to

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    be  omitted  from  the  Registration  Statement  when  it  becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration
    Statement,  or  the  issue  date  of  any  Preliminary  Prospectus  or   the
    Prospectus, as the case may be, deemed to be incorporated therein by reference.

        (d) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Exchange Act and the rules thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will comply in all material respects to the requirements of the Exchange Act and the rules thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations or warranties as to the information contained in or omitted from such documents made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter specifically for inclusion in such documents.

        (e) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the requirements of the Act and the Exchange Act and the respective rules thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations or warranties as to the information contained therein or omitted therefrom made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter specifically for inclusion therein.

        (f) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification wherein it owns or leases material properties or conducts material business, except for those failures to be so qualified or in good standing that will not in the aggregate have a material adverse effect on the Company and its subsidiaries considered as a whole.

        (g) All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries (except for directors' qualifying shares or shares held by nominees as required by the laws of certain non-United States jurisdictions and except for shares of common stock of COMPASS Design Automation, Inc. ("COMPASS") held by employees or former employees of the Company or COMPASS) free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances.

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        (h) The Company's authorized, issued and outstanding capital stock is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Registration Statement; the outstanding shares of capital stock of the Company and options and warrants to purchase capital stock of the Company have been duly and validly authorized and issued and the outstanding shares of capital stock of the Company are fully paid and nonassessable; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other similar rights to subscribe for the Securities.

        (i) The consolidated financial statements of the Company, together with the notes thereto, included in the Registration Statement and Prospectus comply in all material respects with the requirements of the Act and fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein); and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement or Prospectus. Ernst & Young LLP, which has expressed its opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement and Prospectus, are independent public accountants as required by the Act and the rules thereunder. The financial information appearing in the Prospectus under the captions "Prospectus Summary -- Summary Consolidated Financial Data," "Capitalization" and "Selected Consolidated Financial Data" are fairly stated in all material respects as of the dates and for the periods indicated.

        (j) No holders of securities of the Company other than Intel Corporation have rights to the registration of such securities under the Registration Statement. Except as disclosed in the Registration Statement and the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company, or any instruments convertible into or exchangeable for, any shares of the capital stock or other equity interests of the Company. The descriptions of the Company's stock option, stock bonus and other stock plans or arrangements, and of the options or other rights granted and exercised thereunder, included in the Registration Statement accurately and fairly present in all material respects the information required to be disclosed with respect to such plans, arrangements, options and rights.

        (k) This Agreement has been duly authorized, executed and delivered by the Company.

        (l) The Company has full corporate power and authority to enter into, deliver and perform its obligations under this Agreement, the Indenture and the Securities and to execute and deliver all other documents or certificates required or contemplated hereby or thereby. The Securities have been duly authorized by the Company for issuance and sale pursuant to this Agreement, and, when issued, authenticated and delivered pursuant to this Agreement and the Indenture against payment of the consideration set forth herein, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting enforcement of creditors' rights generally and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and the Securities would be entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and, on the Closing Date, will be duly qualified under the Trust Indenture Act and, assuming due execution and delivery by the Trustee, when executed and delivered by the Company will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting enforcement of creditors' rights generally and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; the Securities and the

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    Indenture  conform in all  material respects to  the descriptions thereof in the Prospectus; the Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the respective rules thereunder.

        (m) The Securities are convertible into Common Stock of the Company in accordance with the terms of the Indenture. The shares of Common Stock initially issuable upon conversion of the Securities have been duly authorized and reserved for issuance and, when the certificates therefor have been duly countersigned by the Company's transfer agent and delivered upon such conversion in accordance with the provisions of the Securities and the Indenture, will be validly issued, fully paid and nonassessable, will not have been issued in violation of or subject to any preemptive or similar rights and will conform to the description of the Common Stock contained in the Prospectus.

        (n) The issue and sale of the Securities, the execution, delivery and performance of the Indenture, the consummation of any other of the transactions herein or therein contemplated, and the fulfillment of the terms hereof and thereof will not conflict with, result in a breach or violation of, or constitute a default under (i) any law (other than state blue sky laws, as to which the Company makes no representation) or (ii) the charter or by-laws of the Company or (iii) the terms of any indenture or other material agreement or instrument to which the Company or any of its subsidiaries is a party or bound or (iv) any judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries.

        (o) No consent, approval, authorization or order of or with any third party (whether acting in an individual, fiduciary or other capacity) or any court or governmental agency or body is required for the issue and sale of the Securities, the execution, delivery and performance of the Indenture, or the consummation of the transactions contemplated herein and therein, except
    (i) such as have been obtained under the Act, (ii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters, (iii) the qualification of the Indenture under the Trust Indenture Act and (iv) such other approvals as have been obtained.

        (p) There is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement that is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, that is not described or filed as required; and the statements in the Prospectus under the headings "Risk Factors -- TI Litigation; Intellectual Property Matters" and "Business -- Litigation" fairly summarize the matters therein described.

        (q) Except as disclosed in the Prospectus, the Company and each of its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses (other than intellectual property licenses, which are addressed in subparagraph (r) below), permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and the Company and each of its subsidiaries is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees that are material to its business as described in the Registration Statement and Prospectus. Neither the Company nor any of its subsidiaries has transported, stored or disposed of any hazardous material or substance in a manner that would give rise to any material liability under current law, and neither the Company nor any of its subsidiaries has received any inquiries from any governmental or regulatory body or any claims in any way relating to any such liability for disposal of hazardous materials or substances.

        (r) Neither the Company nor any of its subsidiaries is in violation of its respective charter or bylaws or in breach of or otherwise in default
    (nor   has   any    event   occurred   which,    with   notice   or    lapse

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    of time or both, would constitute a violation or default) in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which it may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject, except for such breaches of contracts as would not result in a material adverse effect on the Company's business, properties, condition (financial or otherwise) or results of operations.

        (s) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; any real property and buildings held under lease by the Company and its subsidiaries and any other material property held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as are not material and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries.

        (t) The Company and each of its subsidiaries has applied for, owns or possesses (or can obtain on commercially reasonable terms) adequate rights to use all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and rights necessary for the conduct of its business as currently carried on; except as disclosed in the Prospectus, no name that the Company or any of its subsidiaries uses and no other aspect of the business of the Company or any of its subsidiaries will involve or give rise to any infringement of, or license or similar fees for, in either case that would have a material adverse effect on the Company and its subsidiaries, considered as a whole, any patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others material to the business or prospects of the Company and its subsidiaries, considered as a whole; except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice alleging any such infringement or fee; and except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has any claim against a third party with respect to the infringement by such third party of patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of the Company or such subsidiary material to the business or prospects of the Company and its subsidiaries considered as a whole.

        (u) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
    (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (v) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liability or obligation (indirect, direct or contingent) or entered into any material verbal or written agreement or other transaction that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company and its subsidiaries; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance); (iii) there has been no

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    material  increase in the long-term debt of  the Company; and (iv) there has been no change in the capital stock of the Company (except for any increase, if any, due to conversion of up to $57,500,000 principal amount of the Company's 7% Convertible Subordinated Debentures due 2012, the issuance of shares of Common Stock to the purchasers pursuant to a standby underwritten call, the exercise of the warrant issued to Intel Corporation or of any employee or director stock option or the issuance of shares of Common Stock under the Company's employee stock purchase plan) and no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

        (w) The Company and its subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for their respective businesses, including, but not limited to, general liability insurance and insurance covering real and personal property owned or leased by the Company or any of its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

        (x) The Company is not, and upon receipt and pending application of the net proceeds from the sale of the Common Stock in the manner described in the Prospectus will not be, an "investment company" or a company
    "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended.

        (y) The Company is not presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

    2.  PURCHASE AND SALE.

        (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of % of the principal amount thereof, plus accrued interest, if any, on the securities from the Closing Date to the date of issuance of the Securities, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule I hereto.

        (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to $22,500,000 aggregate principal amount of Option Notes at the same purchase price per share as the Underwriters shall pay for the Convertible Notes. Said option may be exercised only to cover over-allotments in the sale of the Convertible Notes by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by you to the Company setting forth the principal amount of the Option Notes as to which the several Underwriters are exercising the option and the settlement date (determined in accordance with Section 3 hereof). Delivery of certificates for the Option Notes, and payment therefor, shall be made as provided in Section 3 hereof. The principal amount of Option Notes to be purchased by each Underwriter shall be the same percentage of the aggregate principal amount of the Option Notes to be purchased by the several Underwriters as such Underwriter is purchasing of the Convertible Notes.

    3. DELIVERY AND PAYMENT. Delivery of and payment for the Convertible Notes and the Option Notes (if the option provided for in Section 2(b) hereof shall have been exercised on or before the second business day prior to the Closing
Date) shall be made at 10:00 AM, New York City time, on              , 1995, or,
with the consent of the Company, such later date (not later than               ,
1995) as the Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the several Underwriters against payment by the several Underwriters of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. Delivery of the Convertible Notes and the Option Notes shall be made at such location you shall reasonably designate at least one business day in advance of the Closing Date and payment for such Securities shall be made at the office of Wilson, Sonsini, Goodrich & Rosati, Palo Alto, California. Certificates for the Securities shall be registered in such names and in such denominations as you may request not less than two full business days in advance of the Closing Date.

    The Company agrees to have the Securities available for inspection, checking and packaging by you in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

    If the option provided for in Section 2(b) hereof is exercised after the second business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to you in New York, New York, on the date specified by you (which shall be within three business days after exercise of said option), certificates for the Option Notes in such names and denominations as you shall have requested against payment of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. If settlement for the Option Notes occurs after the Closing Date, the Company will deliver to you on the settlement date for the Option Notes, and the obligation of the Underwriters to purchase the Option Notes shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 6 hereof.

    4.     OFFERING  BY  UNDERWRITERS.    It  is  understood  that  the  several
Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

    5.  AGREEMENTS.  The Company agrees with the several Underwriters that:

        (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company will promptly advise the Underwriters (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information,
    (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

        (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Exchange Act or the Trust Indenture Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement that corrects such statement or omission or effects such compliance.

        (c) As soon as practicable, the Company will make generally available to its security holders and to the Underwriters an earnings statement or statements of the Company and its subsidiaries that will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

        (d) The Company will furnish to counsel for the Underwriters, without charge, a signed copy of the Registration Statement (including exhibits thereto) and to each Underwriter a copy of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Underwriters may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

        (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriters may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering.

        (f) The Company waives, to the extent permitted by law, the use of any usury laws against any holder of Securities.

        (g) The Company will reserve, from time to time, a sufficient number of shares of Common Stock to permit the issuance of shares of Common Stock upon the conversion of all of the outstanding Securities by the holders thereof.

        (h) The Company will cause the Securities to be included for quotation on the Nasdaq Stock Market within a reasonable amount of time after the Closing Date.

        (i) The Company agrees to notify the Nasdaq National Market of the shares of Common Stock issuable upon conversion of the Securities and to pay the fees required by Schedule D to the NASD By-Laws in connection therewith.

        (j) The Company will not, for a period of 90 days following the Execution Time, without the prior written consent of Salomon Brothers Inc, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any other securities convertible into, or exchangeable for, shares of Common Stock; PROVIDED, HOWEVER, that the Company may issue and sell Common Stock pursuant to any employee or director stock option or purchase plan of the Company in effect at the Execution Time, the Company may issue Common Stock as consideration in an acquisition of the stock or assets of another entity, and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

        (k) The Company will inform the Florida Department of Banking and Finance at any time prior to the consummation of the distribution of the Securities by the Underwriters if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba. Such information will be provided within 90 days after the commencement thereof or after a change occurs with respect to previously reported information.

    6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase the Convertible Notes and the Option Notes, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

        (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

        (b) The Company shall have furnished to the Underwriters the opinion of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel for the Company, dated the Closing Date, to the effect that:

            (i) each of the Company and COMPASS has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

           (ii) the Company's authorized capital stock is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained or incorporated by reference in the Registration Statement; and the certificates for the Securities are in the form called for by the Indenture;

           (iii) this Agreement has been duly authorized, executed and delivered by the Company;

           (iv) the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and constitutes a valid and binding instrument enforceable against the Company in accordance with its terms; the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the
       Indenture; the Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; the Indenture and the Securities conform in all material respects to the descriptions thereof contained in the Prospectus under "Description of Notes";

           (v) the shares of Common Stock initially issuable as of the Closing Date upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion and, if issued as of the Closing Date upon conversion in accordance with the terms of the Securities and the Indenture (without regard to the lack of convertibility as of such date), (a) would be validly issued, fully paid and nonassessable and (b) would conform to the description of the Common Stock contained in the Prospectus;

           (vi) neither the issue and sale of the Securities, nor the execution, delivery and performance of the Indenture by the Company, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under (A) the charter or by-laws of the Company or (B) the terms of the Intel/VLSI Stock and Warrant Purchase Agreement dated July 8, 1992, the Warrant dated August 25, 1992, issued to Intel Corporation, [or the Credit Agreement dated as of June 6, 1994 among the Company, the lenders named therein and Continental Bank N.A., as agent (the "Credit Agreement"), or the Loan and Security Agreement dated as of December 15, 1993 between the Company and the CIT Group/Equipment Financing, Inc.,] or (C) any material judgment, order or decree known to such counsel to be applicable to the Company or COMPASS of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or COMPASS;

          (vii) no consent, approval, authorization or order of any third party (whether acting in an individual, fiduciary or other capacity) or of any court or governmental agency or body is required for the issue and sale of the Securities, the execution, delivery and performance of the Indenture or the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwrit-ers and such other approvals (specified in such opinion) as have been obtained;

          (viii) the Company is not, and upon receipt and pending application of the net proceeds from the sale of the Common Stock in the manner described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

           (ix) the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Closing Date (other than the financial statements and related schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be (unless such documents have thereafter been amended, in which case when so amended), complied as to form in all material respects with the requirements of the Exchange Act and the rules thereunder; and such counsel has no reason to believe that any such documents, when such documents became effective or were so filed, as the case may be (or if amended, when so amended), contained, in the case of documents that were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed (or if amended, when so amended), not misleading; and

           (x) the Registration  Statement has become  effective under the  Act;
       any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Prospectus (other than the financial statements and related schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act, and the Trust Indenture Act and the respective rules thereunder.

            In addition, such counsel shall state that such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (c) The Company shall have furnished to the Underwriters the opinion of Thomas C. Tokos, Assistant General Counsel of the Company, dated the Closing Date, to the effect that:

            (i) each of the Company, COMPASS and VLSI Tech. Gmbh ("VLSI Tech.") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification wherein it owns or leases material properties or conducts material business, except for those failures to be so qualified that will not in the aggregate have a material adverse effect on the Company and its subsidiaries considered as a whole;

           (ii) all the outstanding shares of capital stock of COMPASS and VLSI Tech. have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of COMPASS and VLSI Tech. are owned by the Company either directly or through wholly owned subsidiaries (except for directors' qualifying shares or shares held by nominees as required by the laws of certain non-United States jurisdictions and except for shares of common stock of COMPASS held by employees or former employees of the Company or COMPASS) free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

           (iii) the Company's authorized capital stock is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Registration Statement; the outstanding shares of capital stock of the Company and options and warrants to purchase capital stock of the Company have been duly and validly authorized and issued and the outstanding shares of capital stock of the Company are fully paid and nonassessable; the certificates for the Securities are in the form called for by the Indenture; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities or the Common Stock issuable upon conversion of the Securities;

           (iv) to the knowledge of such counsel, there is no pending or threatened in writing action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement that is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, that is not described or filed as required; and the statements in the Prospectus under the headings "Risk Factors -- TI Litigation; Intellectual Property Matters" and "Business -- Litigation" fairly summarize the matters therein described;

           (v) this Agreement has been duly authorized, executed and delivered by the Company;

           (vi) neither the issue and sale of the Securities, nor the execution, delivery and performance of the Indenture by the Company, nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under (A) any law known to such counsel (other than state blue sky laws, as to which such counsel need not express an opinion) or (B) the respective charter or by-laws of the Company or COMPASS or (C) the terms of any indenture or other material agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or (D) any material judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries;

          (vii) no holders of securities of the Company other than Intel Corporation have rights to the registration of such securities under the Registration Statement; and

          (viii) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened.

            In addition, such counsel shall state that such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            In rendering the opinions required by (b) or (c), such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California, the State of Delaware or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in paragraphs (b) and (c) include any supplements thereto at the Closing Date.

        (d) The Underwriters shall have received from Latham & Watkins, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

        (e) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the Chief Executive Officer and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

            (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

           (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

           (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

        (f) At the Execution Time and at the Closing Date, Ernst & Young LLP shall have furnished to the Underwriters a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Underwriters.

        (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

        (h) The Company shall have obtained and provided to the Underwriters, in form and substance satisfactory to the Underwriters and their counsel, a consent from the lenders party to the Company's Credit Agreement to the transactions contemplated hereby and by the Indenture.

        (i) Prior to the Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

    If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

    7.  REIMBURSEMENT OF EXPENSES.

        (a) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
    Section  6 hereof is  not satisfied, because of  any termination pursuant to
    Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

        (b) The Underwriters will reimburse the Company for its out-of-pocket expenses relating to the offering of the Securities, up to a maximum of $150,000 ($172,500 if the over-allotment option is exercised in full).

    8.  INDEMNIFICATION AND CONTRIBUTION.

        (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the
    Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

        (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers, employees and agents, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and in the first, third and sixth paragraphs under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you confirm that such statements are correct.

        (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
    (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party,
    (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

        (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the
    Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; PROVIDED, HOWEVER, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such
    Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions that resulted in such losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

    9. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions that the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase; PROVIDED, HOWEVER, that in the event that the aggregate principal amount of Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as you shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

    10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or Market, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

    11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

    12. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York, 10048; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at attention of the legal department.

    13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

    14.  APPLICABLE LAW.   This Agreement will be  governed by and construed  in
accordance with the laws of the State of New York.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                          Very truly yours,
                                          VLSI TECHNOLOGY, INC.

                                          By:

                                             -----------------------------------
                                                     Gregory K. Hinckley
                                                VICE PRESIDENT - FINANCE AND
                                                   CHIEF FINANCIAL OFFICER

The   foregoing  Agreement  is  hereby
confirmed and accepted as of the  date
first above written.

SALOMON BROTHERS INC

By:

   -----------------------------------
             VICE PRESIDENT

For   itself  and  the  other  several
Underwriters named  in Schedule  I  to
the foregoing Agreement.

                                   SCHEDULE I

                                                                                              PRINCIPAL AMOUNT
                                                                                              OF SECURITIES TO
                                        UNDERWRITERS                                            BE PURCHASED
- --------------------------------------------------------------------------------------------  -----------------

Salomon Brothers Inc........................................................................    $

Donaldson, Lufkin & Jenrette Securities Corporation.........................................

Merrill Lynch, Pierce Fenner & Smith Incorporated...........................................

Montgomery Securities.......................................................................

                                                                                              -----------------

    Total...................................................................................    $
                                                                                              -----------------
                                                                                              -----------------